Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2017

December 31, 2016

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$20.22
52-Week Range:	$16.73 - $20.66
Shares Outstanding:	7,915,116 shares
Market Capitalization:	$160.0 million
P/E (ttm):	23.24x
Diluted EPS (ttm):	$0.87
Annual Dividend & Yield:	$0.52 (2.57%)
As of December 31, 2016	

Franchise Overview

Northern California:

Pleasanton

Elk Grove, Livermore and Roseville



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks

Provident Bank

Full-Service Offices: ☆

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Brea
- Carlsbad
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Developments

- Net Interest Income increases by 20%
- Net Interest Margin expands by 41 basis points
- Non-Interest Income increases by 3%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.1
$7.6
$7.9
$8.8
$9.1
$9.1
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.5
$8.9
$1.6
$6.0
$1.3
$7.1
$1.2
$9.4
$1.3
$8.0
$1.3
$6.5
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$14.4
$13.9
$14.5
$15.6
$15.6
$14.7
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.2
$1.3
$1.9
$3.8
$2.7
$2.2
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Pre-Tax Income – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$2.0
$2.2
$2.2
$(0.5)
$0.5
$2.0
$1.7
$2.7
$1.2
$1.7
$2.9
$(0.3)
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.4
$1.0
$1.5
$2.6
$1.6
$1.5
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Diluted Earnings Per Share


$0.40
$0.30
$0.20
$0.10
$0.00
$0.28
$0.11
$0.18
$0.31
$0.20
$0.18
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
2.82%
2.68%
2.80%
3.10%
3.08%
3.09%
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
77.56%
91.26%
88.67%
80.38%
85.23%
86.71%
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.83%
0.34%
0.51%
0.87%
0.53%
0.50%
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
6.96%
2.83%
4.36%
7.61%
4.79%
4.53%
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Community Banking

Developments

- Loans Held for Investment grow at 7% annualized pace for December 2016 quarter
- Preferred Loans grow at 7% annualized pace for December 2016 quarter
- Single-Family Loans grow for first time in many quarters
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$14
$24
$33
$52
$47
$44
$806
$814
$806
$840
$854
$868
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
56%
58%
58%
61%
63%
64%
$454
$357
$475
$344
$474
$336
$519
$324
$545
$313
$554
$317
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$30
$45
$35
$70
$47
$48
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/16	Interest Rate	Balance as of 12/31/15	Interest Rate
Single-Family	$ 316,595	3.83%	$ 343,999	3.40%
Multi-Family	448,465	4.05%	372,100	4.31%
Commercial Real Estate	98,044	4.69%	98,574	4.99%
Construction	16,872	5.49%	10,173	6.80%
Other	265	5.63%	72	6.25%
Commercial Business	610	5.99%	487	6.49%
Consumer	184	11.54%	241	10.20%
Total Loans Held for Investment	$ 881,035	4.08%	$ 825,646	4.05%
Undisbursed Loan Funds	(9,953)		(6,725)	
Advance payments of escrows	99		101	
Deferred Loan Costs, net	5,195		3,634	
Allowance for Loan Losses	(8,391)		(8,768)	
Total Loans Held for Investment, net	$ 867,985		$ 813,888	

Loan Composition as of 12/31/16



Other 0%
Commercial Business 0%
Construction 2%
Consumer 0%
Commercial Real Estate 11%
Single-Family 36%
Multi-Family 51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$91 $91 $91 $91 $146 $111
$336 $322 $317 $309 $302 $289
$589 $596 $610 $618 $642 $639
09/30/15 12/31/15 03/31/16 06/30/16 09/30/16 12/31/16
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2016	Rate	At 12/31/2015	Rate
Checking Accounts - Non Interest-Bearing	$ 73,830	- %	$ 63,481	- %
Checking Accounts - Interest-Bearing	247,971	0.11%	237,688	0.15%
Savings Accounts	284,204	0.20%	262,939	0.26%
Money Market Accounts	33,202	0.27%	32,017	0.32%
Time Deposits	289,466	1.00%	321,624	1.02%
Total Deposits	$ 928,673	0.41%	$ 917,749	0.48%
Brokered Deposits included above	$ 1,567	3.88%	$ 3,039	3.76%

Deposit Composition at 12/31/16



8%
27%
31%
3%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2016	Rate	At 12/31/2015	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	24	6.49%	-	-
Over One to Two Years	10,000	3.01%	48	6.49%
Over Two to Three Years	10,000	1.53%	10,000	3.01%
Over Three to Four Years	10,000	3.92%	10,000	1.53%
Over Four to Five Years	21,239	2.83%	10,000	3.92%
Over Five Years	60,000	2.34%	61,286	2.75%
Total Borrowings	$ 111,263	2.56%	$ 91,334	2.78%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio unchanged at 1.09% at December 31, 2016
- REO activity remains limited
- Allowance for Loan Losses decreases to $8.4 million at December 31, 2016
- Early-Stage Delinquencies very low at $1.3 million

NPA, NPA to Total Assets and ALLL to LHI Ratios



$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.00%
1.50%
1.00%
0.50%
0.00%

	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
Non-Performing Assets	$18,438	$17,100	$15,426	$13,015	$13,509	$13,014
NPA to Total Assets	1.57%	1.47%	1.31%	1.11%	1.09%	1.09%
ALLL to LHI	1.11%	1.07%	1.01%	1.02%	1.01%	0.96%

Recovery from Allowance for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(38)
$(362)
$(694)
$(621)
$(150)
$(350)
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Non-Performing Asset Composition 12/31/16



23%
1%
0%
0%
0%
4%
72%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$9,034
$8,768
$8,200
$8,670
$8,725
$8,391
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16

ALLL Allocation as of 12/31/16



1%
0%
0%
0%
10%
51%
38%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At December 31, 2016				At December 31, 2015			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	4	$1,297	33	$9,927	2	$ 522	38	$ 10,966
Multi-Family	-	-	2	651	-	-	3	1,953
Commercial Real Estate	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	85	-	-	1	100
Consumer Loans	2	1	1	-	-	-	-	-
Total	6	$ 1,298	37	$10,663	2	$ 522	42	$ 13,019

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(348)
$(96)
$(126)
$(1,091)
$(205)
$(16)
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California [1] Balance	Southern California [1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$96,719	31%	$158,087	50%	$60,323	19%	$1,466	0%	$316,595	100%
Multi-Family	73,826	16%	264,962	59%	106,872	24%	2,805	1%	$448,465	100%
Commercial Real Estate	34,170	35%	41,833	43%	22,041	22%	-	0%	$98,044	100%
Construction	2,519	15%	10,036	59%	4,317	26%	-	0%	$16,872	100%
Other	219	83%	46	17%	-	0%	-	0%	$265	100%
Total	$207,453	23%	$474,964	54%	$193,553	22%	$4,271	1%	$880,241	100%

[1] Other than Inland Empire.

Geographic Location 12/31/16



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	2016	TOTAL
Loan Balance (In Thousands)	$211,031	$853	$119	$894	$3,672	$2,905	$15,435	$17,547	$52,397	$304,953
Weighted Avg. LTV (1)	64%	50%	67%	62%	58%	45%	64%	72%	67%	65%
Weighted Avg. Age (In Years)	11.04	7.40	6.13	5.42	4.44	3.50	2.42	1.54	0.54	8.07
Weighted Avg. FICO (2)	730	750	700	711	739	756	741	741	746	734
Number of Loans	654	3	1	4	19	22	31	25	87	856
Geographic Breakdown (%)										
Inland Empire	31%	100%	100%	58%	11%	43%	41%	27%	23%	31%
Southern California (3)	55%	0%	0%	42%	42%	29%	28%	45%	45%	51%
Other California	13%	0%	0%	0%	47%	28%	31%	28%	32%	18%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	2016	TOTAL
Loan Balance (In Thousands)	$29,064	-	-	$6,296	$22,142	$77,612	$84,396	$89,298	$139,087	$448,495
Weighted Avg. LTV (1)	44%	-	-	53%	53%	54%	55%	54%	49%	52%
Weighted Avg. Debt Coverage Ratio (2)	1.55x	-	-	1.57x	1.76x	1.69x	1.65x	1.62x	1.68x	1.65x
Weighted Avg. Age (In Years)	11.46	-	-	5.24	4.33	3.39	2.46	1.49	0.50	2.54
Weighted Avg. FICO (2)	693	-	-	768	721	757	764	757	755	751
Number of Loans	62	-	-	9	25	105	103	129	155	588
Geographic Breakdown (%)										
Inland Empire	28%	-	-	7%	18%	30%	12%	17%	9%	16%
Southern California (3)	54%	-	-	78%	49%	50%	54%	64%	66%	59%
Other California	8%	-	-	15%	33%	20%	34%	19%	25%	24%
Other States	10%	-	-	0%	0%	0%	0%	0%	0%	1%
	100%	-	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	2016	TOTAL (4)(5)
Loan Balance (In Thousands)	$ 4,825	-	$ 347	$ 733	$ 13,037	$ 15,595	$ 23,564	$ 21,496	$ 18,457	$98,044
Weighted Avg. LTV (1)	46%	-	59%	59%	48%	47%	49%	43%	52%	47%
Weighted Avg. Debt Coverage Ratio (2)	1.52x	-	1.26x	1.47	1.89x	1.71x	1.93x	1.78x	1.58x	1.76x
Weighted Avg. Age (In Years)	11.61	-	6.60	5.03	4.24	3.40	2.42	1.48	0.61	2.76
Weighted Avg. FICO (2)	709	-	704	770	752	758	755	751	759	754
Number of Loans	11	-	2	1	11	20	29	27	24	125
Geographic Breakdown (%)										
Inland Empire	68%	-	50%	0%	74%	34%	39%	25%	12%	35%
Southern California (3)	32%	-	50%	100%	26%	40%	47%	33%	62%	43%
Other California	0%	-	0%	0%	0%	26%	15%	42%	26%	22%
Other States	0%	-	0%	0%	0%	0%	0%	0%	0%	0%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $38.2 million in Mixed Use; $13.6 million in Retail; $13.2 million in Office; $10.0 million in Mobile Home Parks; $7.3 million in Warehouse; $5.1 million in Medical/Dental Office; $4.0 million in Mini-Storage; $3.3 million in Restaurant/Fast Food; $1.7 million in Light Industrial/Manufacturing; and $1.6 million in Automotive – Non-Gasoline.
(5) Consisting of $88.7 million or 90.5% in investment properties and $9.3 million or 9.5% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Developments

- Loan Origination Volume decreases 15% to $557.5 million (sequential quarter)
- Gain on Sale of Loans decreases 19% to $6.5 million (sequential quarter)
- Gross Locked Pipeline decreases 50% to $128.9 million (sequential quarter)
- Loan Sale Margin increases 14 basis points to 139 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$540 $6
$473 $8
$393 $12
$557 $12
$647 $11
$542 $16
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Saleable
Portfolio

PBM Locked Pipeline



(In Thousands)
$400,000
$300,000
$200,000
$100,000
$0
40%
30%
20%
10%
0%
30%
29%
31%
37%
33%
27%

	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
Gross Locked Pipeline	$198,694	$139,214	$226,371	$290,792	$257,954	$128,917
Net Locked Pipeline (1)	$138,849	$98,763	$155,615	$181,780	$173,937	$94,354
Fall-Out Ratio	30%	29%	31%	37%	33%	27%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q1FY16	Q2FY16	Q3FY16	Q4FY16	Q1FY17	Q2FY17
Refinance	43%	47%	48%	48%	58%	55%
Purchase	57%	53%	52%	52%	42%	45%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,924
$6,044
$7,145
$9,408
$7,996
$6,478
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.65% 1.65%
1.40% 1.40%
1.57% 1.61%
1.61% 1.61%
1.25% 1.25%
1.39% 1.39%
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$200
$150
$100
$50
$0
-$50
-$100
$3
$30
$119
$3
$0
($30)
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Q2FY17

Recourse Reserve



(In Thousands)
$1,000
$750
$500
$250
$0
$768
$768
$887
$453
$453
$412
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
12/31/16

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.57% cash dividend yield (approximately)
- Repurchased approximately 86,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
215,929
90,955
205,750
229,633
60,236
85,800
Q1FY2016
Q2FY2016
Q3FY2016
Q4FY2016
Q1FY2017
Q2FY2017

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
Tier 1 Leverage Ratio	9.69%	9.86%	10.06%	10.29%	9.32%	9.50%
CET1 Ratio	16.33%	16.18%	16.63%	16.16%	14.43%	15.43%
Tier 1 Risk-Based Capital Ratio	16.33%	16.18%	16.63%	16.16%	14.43%	15.43%
Total Risk-Based Capital Ratio	17.58%	17.43%	17.82%	17.36%	15.57%	16.68%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
Price/TBV	0.96x	1.02x	1.02x	1.14x	1.03x	1.09x	1.17x	1.21x

PROVIDENT
Provident Financial Holdings, Inc.